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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 16, 2000, included in this Form 10-K, into Callon Petroleum Company's previously filed Registration Statements on Form S-3 (File No. 333-87945) and Forms S-8 (File Nos. 33-90410, 333-29537 and
333-29529).


                                             /s/ ARTHUR ANDERSEN LLP

New Orleans, Louisiana
March 24, 2000